            AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 24, 2000
                                                      REGISTRATION NO. 333-_____
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------
                            KRAUSE'S FURNITURE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                77-0310773
      (State or Other Jurisdiction of                 (I.R.S. Employer
      Incorporation or Organization)               Identification Number)

                             200 NORTH BERRY STREET
                           BREA, CALIFORNIA 92621-3903
                                 (714) 990-3100
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                            KRAUSE'S FURNITURE, INC.
                            1997 STOCK INCENTIVE PLAN
                              (Full Title of Plans)
                                 ---------------
                                PHILIP M. HAWLEY
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                            KRAUSE'S FURNITURE, INC.
                             200 NORTH BERRY STREET
                           BREA, CALIFORNIA 92621-3903
                                 (714) 990-3100
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                                 ---------------
                                   Copies to:

          CHARLES S. KAUFMAN, ESQ.                 JUDITH OLSON LASKER, ESQ.
           MORRISON & FOERSTER LLP                GENERAL COUNSEL, SECRETARY
           555 WEST FIFTH STREET                   KRAUSE'S FURNITURE, INC.
     LOS ANGELES, CALIFORNIA 90013-1024             200 NORTH BERRY STREET
                213-892-5200                     BREA, CALIFORNIA  92821-3903
                                                         714-990-3100

                                 --------------

                                        CALCULATION OF REGISTRATION FEE
==========================================================================================================
                                                PROPOSED MAXIMUM     PROPOSED MAXIMUM
   TITLE OF SECURITIES          AMOUNT TO        OFFERING PRICE     AGGREGATE OFFERING       AMOUNT OF
    TO BE REGISTERED          BE REGISTERED         PER SHARE             PRICE          REGISTRATION FEE
-------------------------  ------------------  ------------------  -------------------- ------------------
Common Stock, $.001 par
value per share..........   2,500,000 shares      $1.46875 (1)        $3,671,875 (1)         $ 969.38

==========================================================================================================

(1) Pursuant to Rule 457(c) and Rule 457(h)(1) under the Securities Act, the proposed maximum offering price per share and the proposed maximum aggregate offering price for shares subject to awards that have not been issued have been determined on the basis of the average of the high and low prices reported on the American Stock Exchange on May 19, 2000.

In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

================================================================================

                                EXPLANATORY NOTE

        This Registration Statement relates to and registers an additional 2,500,000 shares of Common Stock, $.001 par value, of Krause's Furniture, Inc. for issuance under its 1997 Stock Incentive Plan, which was amended to include the additional shares on May 17, 2000. Under General Instruction E to Form S-8, the information contained in the Registrant's registration on Form S-8, Registration No. 333-59317, as filed with the Securities and Exchange Commission on July 17, 1998 is currently effective and is hereby incorporated herein by reference thereto. The securities registered hereunder are the same class as the securities previously registered under Registration Statement No. 333-59317.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents filed by Krause's Furniture, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference herein:

        (a) The Registrant's Annual Report on Form 10-K for the 47-week transition period ended December 26, 1999, as filed with the Commission on April 3, 2000 (File No. 001-13981).

        (b) The description of the Registrant's Common Stock contained in its Registration Statement on Form 8-A (File No. 001-13981).

        (c) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since the end of the fiscal year covered by the audited financial statements described in
(a) above.

        All documents filed by the Registrant with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, filed after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Section 145 of the Delaware General Corporation Law (the "DGCL") contains detailed provisions on indemnification of directors and officers against expenses, judgments, fines and amounts paid in settlement, actually and reasonably incurred in connection with legal proceedings. Section 102(a)(7) of the DGCL permits a provision in the certificate of incorporation of each corporation organized thereunder, such as the Company, eliminating or limiting, with certain exceptions, the personal liability of a director of the corporation to its stockholders for monetary damages for breach of fiduciary duty as a director. The Certificate of Incorporation of the Company eliminates the liability of each of its directors to its stockholders or the Company for monetary damages for breach of fiduciary duty to the full extent provided by the DGCL, as such law exists or may hereafter be amended.

        Indemnification applies to any threatened, pending or completed action, suit or proceeding, whether, civil, criminal, administrative or investigative. Indemnification may include all expenses (including attorneys' fees, judgments, fines, ERISA excise taxes and amounts paid in settlement) reasonably incurred by the indemnified person.

        The Company maintains a directors' and officers' liability and reimbursement insurance policy intended to reimburse the Company for any payments made by it pursuant to its indemnification obligations.

        The foregoing statements are subject to the detailed provisions of
Section 102(a)(7) of the DGCL and the Certificate of Incorporation of the Company, as applicable.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8. EXHIBITS.

        4.1 Krause's Furniture, Inc., 1997 Stock Incentive Plan (Incorporated by reference to Appendix A of the Company's Proxy Statement on
             Schedule 14A filed with the Commission on April 20, 2000 (File No. 001-13981).

        5.1  Opinion of Morrison & Foerster LLP

        23.1 Consent of Arthur Andersen LLP, Independent Public Accountants

        23.2 Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)

        24.1 Power of Attorney (See page II-5)

ITEM 9. UNDERTAKINGS.

        (a) The undersigned Registrant hereby undertakes:

                (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                        (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate represent a fundamental change in the information set forth in the Registration Statement;

                        (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement.


        Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 above or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred by a director, officer or controlling person of the Registrant in the successful defense or any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Krause's Furniture, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brea, State of California, on May 22, 2000.

                                            KRAUSE'S FURNITURE, INC.

                                            By: /s/ Robert A. Burton
                                               ---------------------------------
                                               Robert A. Burton
                                               Executive Vice President and
                                               Chief Financial Officer

                                POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Philip M. Hawley, Robert
A. Burton and Judith O. Lasker, and each of them, as his true and lawful attorneys-in-fact and agents, jointly and severally, with full power of substitution and resubstitution, for and in his stead, in any and all capacities, to sign on his behalf this Registration Statement on Form S-8 and to execute any amendments thereto (including post-effective amendments) or certificates that may be required in connection with this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission and granting unto said attorneys-in-fact and agents, and each of them, jointly and severally, the full power and authority to do and perform each and every act and thing necessary or advisable to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, jointly or severally, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                 TITLE                      DATE
                ---------                                 -----                      ----
/s/ Philip M. Hawley                        Chairman of the Board and Chief      May 22, 2000
-------------------------------------       Executive Officer
         Philip M. Hawley                   (Principal Executive Officer)


                                            Director and Vice Chairman of        ____________
-------------------------------------       the Board
         Thomas M. DeLitto


/s/ Robert A. Burton                        Executive Vice President and         May 22, 2000
-------------------------------------       Chief Financial Officer (Principal
         Robert A. Burton                   Financial Officer and Principal
                                            Accounting Officer)


/s/ Kamal G. Abdelnour                      Director                             May 22, 2000
-------------------------------------
         Kamal G. Abdelnour


/s/ Jeffrey H. Coats                        Director                             May 22, 2000
-------------------------------------
         Jeffrey H. Coats


                                            Director                             ____________
-------------------------------------
         Peter H. Dailey

                SIGNATURE                                 TITLE                      DATE
                ---------                                 -----                      ----
                                            Director                             May 22, 2000
/s/ John A. Gavin
-------------------------------------
         John A. Gavin


/s/ George Hashbarger                       Director                             May 22, 2000
-------------------------------------
         George Hashbarger

INDEX TO EXHIBITS


EXHIBIT
NUMBER        DOCUMENT
-------       --------
   4.1        Krause's Furniture, Inc., 1997 Stock Incentive Plan (Incorporated
              by reference to Appendix A of the Company's Proxy Statement on
              Schedule 14A filed with the Commission on April 20, 2000 (File
              No. 001-13981).

   5.1        Opinion of Morrison & Foerster LLP

  23.1        Consent of Arthur Andersen LLP, Independent Public Accountants

  23.2        Consent of Morrison & Foerster LLP (included in Exhibit 5.1)

  24.1        Power of Attorney (see page II-5)